CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.2

Execution Version

AMENDMENT NUMBER FOUR

TO

SUPPLY AGREEMENT

This Amendment Number Four to Supply Agreement (this “Amendment”), dated September 4th, 2014 (the “Amendment Number Four Effective Date”), is made by and between Alfa Wassermann S.p.A., an Italian company (“Alfa”), and Salix Pharmaceuticals, Inc., a California corporation (“Salix”).

Recitals

WHEREAS, Alfa and Salix are parties to that certain Supply Agreement, dated June 24, 1996, and amended on September 10, 2007, and August 6, 2012 (as so amended, the “Supply Agreement”); and

WHEREAS, Alfa and Salix desire to enter into this Amendment for the purpose of modifying certain of their agreements set forth in the Supply Agreement;

NOW THEREFORE, in consideration of the foregoing and the mutual promises of the parties set forth herein, Alfa and Salix, intending to be legally bound, agree to the following:

1. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Supply Agreement.

2. Article 1 of the Supply Agreement is hereby amended by adding thereto the following definition:

“Amendment Number Three” shall mean that certain Amendment Number Three to Supply Agreement, dated July 30, 2014, between ALFA and SALIX.

“Amendment Number Four Effective Date” shall mean September 4th, 2014.

3. The last three paragraphs of Article 3.1 of the Supply Agreement (as inserted pursuant to Amendment Number Three) are hereby deleted and replaced in their entirety by the following:

“Notwithstanding the provisions of the preceding sentence (or, for the avoidance of doubt, the provisions of Amendment Number One, Amendment Number Two or Amendment Number Three), the price to be paid by SALIX to ALFA for Compound ordered by SALIX from and after the Amendment Number Four Effective Date shall be [***] percent ([***]%) of the following amounts:

U.S. [***].

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

For the sake of clarity, for the calendar year 2014 only, [***] whether before, from and after the Amendment Number Four Effective Date.”

4. Article 10.1 of the Supply Agreement is hereby deleted and replaced to read in its entirety as follows:

“This Agreement shall come into force and effect as at the last date of execution of these presents and, subject to Article 10.2, shall continue thereafter until the later of (a) December 31, 2016, and (b) the first date on which either party shall have given not less than 12 months’ notice in writing to the other party of termination. In the event that ALFA should exercise its right to terminate this Agreement pursuant to clause (b) of the preceding sentence, ALFA shall prior to the effectiveness of any such termination of this Agreement shall use Commercially Reasonable Efforts to accept from SALIX purchase orders for Compound to be supplied by ALFA to SALIX under this Agreement in an amount up to that reasonably necessary to supply SALIX’s projected needs for Compound for the [***] period following the termination of this Agreement (but, in any event, an amount not in excess of [***]% of the aggregate Compound forecast to be purchased by SALIX in its 12-month forecast, as contemplated by Article 5.2, in effect as of the date of ALFA’s notice of its intent to terminate this Agreement), with such Compound to be supplied by ALFA to SALIX at the purchase price for Compound specified in Article 3.1 and otherwise in accordance with the terms of this Agreement. Any purchase order issued by SALIX pursuant to the provisions of the proceeding sentence shall constitute an obligation of SALIX and ALFA that survives the termination of this Agreement.”

5. This Amendment shall be governed by and construed in accordance with the laws of Scotland, without giving effect to any conflict of laws principles or rules. The parties agree to exclude the application to this Amendment of the United Nations Convention on Contracts for the International Sale of Goods.

6. This Amendment, along with any exhibits, schedules and agreements referenced herein, states the entire agreement reached between the parties hereto with respect to the transactions contemplated hereby. This Amendment replaces and supersedes any and all previous agreements and understandings between the parties regarding the subject matter hereof, whether written or oral.

7. The Supply Agreement, as amended by this Amendment, shall remain in full force and effect.

8. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Amendment may be executed by the electronic delivery of facsimiles of executed signature pages hereto with the same effect as the delivery of originally executed signature pages.

*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

9. The parties acknowledge and agree that: (a) each party and its counsel reviewed and negotiated the terms and provisions of this Amendment and have contributed to its revision, (b) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Amendment, and (c) the terms and provisions of this Amendment shall be construed fairly as to all parties hereto and not in a favor of or against any party, regardless of which party was generally responsible for the preparation of this Amendment.

[Signatures appear on next page.]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered to be effective as of the Amendment Number Four Effective Date.

ALFA WASSERMANN S.p.A.		SALIX PHARMACEUTICALS, INC.

By:	/s/ Andrea Golinelli	By:	/s/ Rick Scruggs

Name:	Andrea Golinelli	Name:	Rick Scruggs

Title:	Chief Strategy Officer	Title:	EVP of Business Development

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